Horizon Kinetics Medical ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 90.6%		Shares	Value
Cosmetics & Toiletries - 0.7%
Haleon PLC - ADR		14,082	$126,316

Diagnostic Equipment - 0.1%
Pacific Biosciences of California, Inc. (a)		11,517	14,742

Medical Imaging Systems - 0.4%
GE HealthCare Technologies, Inc.		960	72,096

Medical-Biomedical-Genetics - 28.2%(b)
Allogene Therapeutics, Inc. (a)		19,194	23,801
Alnylam Pharmaceuticals, Inc. (a)		2,480	1,130,880
Amgen, Inc.		2,359	665,710
Beam Therapeutics, Inc. (a)		9,597	232,919
Bicycle Therapeutics PLC - ADR (a)		14,396	111,425
Biogen, Inc. (a)		3,119	436,909
CRISPR Therapeutics AG (a)		10,557	684,199
Editas Medicine, Inc. (a)		31,670	109,895
Intellia Therapeutics, Inc. (a)		14,396	248,619
Ionis Pharmaceuticals, Inc. (a)		12,476	816,180
Lantern Pharma, Inc. (a)		28,791	125,241
Mural Oncology PLC (a)		2,304	4,769
Regeneron Pharmaceuticals, Inc.		720	404,834
Replimune Group, Inc. (a)		14,396	60,319
Salarius Pharmaceuticals, Inc. (a)		259	951
			5,056,651

Medical-Drugs - 60.4%(b)
AbbVie, Inc.		7,678	1,777,764
Alkermes PLC (a)		23,033	690,990
AstraZeneca PLC - ADR		11,476	880,439
Bristol-Myers Squibb Co.		16,755	755,651
Eli Lilly & Co.		3,359	2,562,917
Galectin Therapeutics, Inc. (a)(c)		53,742	227,597
GSK PLC - ADR		11,265	486,197
Johnson & Johnson		4,803	890,572
Merck & Co., Inc.		6,718	563,842
Novartis AG - ADR		9,597	1,230,719
Pfizer, Inc.		25,912	660,238
Vanda Pharmaceuticals, Inc. (a)		25,912	129,301
			10,856,227

Medical-Generic Drugs - 0.8%
Sandoz Group AG - ADR		1,920	114,489
Viatris, Inc.		3,572	35,363
			149,852
TOTAL COMMON STOCKS (Cost $9,683,898)			16,275,884

RIGHTS - 0.0%(d)
Medical-Biomedical-Genetics - 0.0%(d)
Pathos AI, Inc., Expires 01/29/2026, Exercise Price $1.00 (a)(e)		23,992	0
TOTAL RIGHTS (Cost $0)			0

TOTAL INVESTMENTS - 90.6% (Cost $9,683,898)			16,275,884
Money Market Deposit Account 10.5% (f)(g)			1,893,119
Liabilities in Excess of Other Assets - (1.1)%			(209,358)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$17,959,645

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $220,220.
(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of September 30, 2025.

(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025, was 3.99%.

(g)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of September 30, 2025, is $234,000 which represented 1.3% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Horizon Kinetics Medical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$16,275,884	$–	$–		$16,275,884
Rights	–	–	0	(a)	0	(a)
Total Investments	$16,275,884	$–	$0	(a)	$16,275,884

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a) The Fund held a Level 3 security at the end of the period valued at $0. The security classified as Level 3 is deemed immaterial and did not warrant a disclosure of significant unobservable inputs.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)

United States	$11,946,341	66.7%
Switzerland	2,029,408	11.2
United Kingdom	1,604,376	8.9
Ireland	695,759	3.8
Other Assets in Excess of Other Assets	1,683,761	9.4
	$17,959,645	100.0%